Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

DuPont Capital Emerging Markets Fund

Supplement dated October 29, 2014 to the Prospectus of

DuPont Capital Emerging Markets Fund (the “Fund”) dated September 1, 2014 (the “Prospectus”)

Changes to DuPont Capital Emerging Markets Fund’s Portfolio Management Team

Effective October 27, 2014, Mr. Erik Zipf and Mr. Lode Devlaminck, Co-Portfolio Managers assumed the role as the principal portfolio managers responsible for the day-to-day investment activities of the Fund.  These changes were made in preparation for Mr. Rafi Zaman’s announced retirement in early February 2015. Accordingly, the prospectus is revised as follows:

•                  The Section entitled “Portfolio Manager” on page 4 of the Prospectus should delete Rafi U. Zaman and replace with the following:

Erik Zipf, CFA Co-Portfolio Manager of Emerging Market Equity has served as the co-portfolio manager of the Fund since October 2014.

Lode Devlaminck Senior Portfolio Manager, Global Equity has served as co-portfolio manager of the Fund since October 2014.

•                  The Section entitled “Portfolio Managers” on page 17 of the Prospectus should delete Rafi U. Zaman and replace the paragraph with the following:

Portfolio Managers

Erik Zipf, CFA is the Co-Portfolio Manager of the Emerging Markets Fund and is primarily responsible for the day-to-day management of the Emerging Markets Fund’s assets managed by the Adviser.  Mr. Zipf joined DCM in 2004. Before joining DCM, Mr. Zipf was employed by Delaware Investments for 10 years where he held research analyst roles in both fixed income and equities.  He joined the investment industry in 1994.  Mr. Zipf holds a B.S. in Economics and Finance from Albright College, an M.B.A. from St. Joseph’s University.

Lode Devlaminck is the Co-Portfolio Manager of the Emerging Markets Fund and is primarily responsible for the day-to-day management of the Emerging Markets Fund’s assets managed by the Adviser. Mr. Devlaminck, Senior Portfolio Manager Global Equities, oversees and co-manages all equity groups and joined DCM in 2014 from Hermes Fund Managers in Boston, Massachusetts where he was Senior Portfolio Manager and Sector Specialist of Global Equities. His previous roles include Portfolio Manager at Fortis Investments (Boston, MA), Global Sector Manager at Fimagest (Paris, France), and Financial Analyst at Generale Bank (Brussels, Belgium).  Mr. Devlaminck joined the investment industry in 1989.  Mr. Devlaminck holds a Master’s degree in Applied Economics from the University of Antwerp (Antwerp, Belgium).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FUNDVANTAGE TRUST

DuPont Capital Emerging Markets Fund

Supplement dated October 29, 2014 to the Statement of Additional Information of
The DuPont Capital Emerging Markets Fund (the “Fund”) dated September 1, 2014 (the “SAI”)

The information in this Supplement contains new and additional information beyond that in the SAI and should be read in conjunction with the SAI.

PORTFOLIO MANAGERS

The management of the Funds is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:

(i) “Other Accounts Managed.” Other accounts managed by Mr. Devlaminck, Mr. Zipf and Dr. Zhu, who are the portfolio managers primarily responsible for the day-to-day management of the Funds as of October 27, 2014;

(ii) “Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of a Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii) “Compensation.” A description of the structure of and method used to determine the compensation received by the Funds’ portfolio managers from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts as of October 27, 2014; and

(iv) “Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Funds as of October 27, 2014.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Lode Devlaminck, Erik Zipf and Yong Zhu, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of October 27, 2014.

Types of Accounts	Total Number of Accounts Managed	Total Assets (million)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Asset Managed subject to a Performance Based Advisory Fee (million)
Lode Devlaminck
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$284	0	$0
Other Accounts	28	$9,482	3	$155
Erik Zipf
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$284	0	$0
Other Accounts	27	$6,769	3	$155
Yong Zhu
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$367	0	$0

Material Conflicts Of Interest. The Adviser provides advisory services to other clients that invest in securities of the same type in which the Funds invest, and the portfolio managers provide portfolio management services to other accounts using a substantially similar investment strategy as the Funds. The portfolio managers manage accounts subject to a performance-based fee and may manage accounts with materially higher fee arrangements than that of the Funds. The side-by-side management of these accounts with the Funds may raise potential conflicts of interest relating to cross-trading, the allocation of investment opportunities and the aggregation and allocation of trades. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of a Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation Structure. The Adviser’s compensation package for its portfolio managers is comprised of: (1) base salaries in line with the salaries of other large investment management firms; (2) variable, performance-based cash compensation that can be a high multiple of base salary; and (3) long-term compensation. Compensation is paid based on overall performance, individual efforts and support of overall firm initiatives. On a semiannual basis, a performance review is held between professionals and managers to continually measure performance against a set of identified objectives. The Adviser offers a very competitive Retirement Savings Plan (i.e., 401k) with matching grants.

On January 1, 2013, the Adviser implemented a long-term compensation plan based on the growth of the Adviser profits and assets under management. This plan was put in place in order to attract and retain investment talent at the Adviser and is directly tied to the growth of the Adviser’s external business. This long term incentive compensation plan is competitive with plans of other asset management firms.

Ownership of Shares of the Funds. As of October 27, 2014, Mr. Devlaminck, Mr. Zipf and Dr. Zhu beneficially owned none of the equity securities of the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.